EXHIBIT 10.13

                             [LETTERHEAD OF TALBOTS]



December 20, 1996



                              REQUEST FOR EXTENSION



To:      The Sakura Bank, Limited
         New York Branch

         Re: Revolving Credit Agreement dated as of January 25, 1994, First Amendment dated November 21, 1995, and Second Amendment dated April 18, 1996, between The Talbots, Inc. as borrower, and The Sakura Bank, Limited (the "Agreement")



Dear Sirs:

Pursuant to Section 14(j)(i) of the Agreement, we hereby irrevocably request to you the one year extension of the Revolving Credit Period (as defined in the Agreement) so that the Revolving Credit Period if extended pursuant to this request would expire on January 28, 1999.

We would appreciate it if such extension would be accepted, and, if, so, in writing.

                                       Very truly yours,

                                       THE TALBOTS, INC.



                                       By:  /s/ Edward L. Larsen
                                            Edward L. Larsen
                                            Senior Vice President, Finance

ELL:mc
cc:      Mr. M. Isogai
         Mr. N. Kaida
         Ms. C. Stone

                    [LETTERHEAD OF THE SAKURA BANK, LIMITED]


                                                            January 24, 1997

Mr. Edward L. Larson
Senior Vice President
THE TALBOTS, INC.
175 Beal Street
Hingham, MA 02043


            Re: Revolving Credit Agreement dated as of January 25, 1994, and as amended on November 21, 1995 and on April 18, 1996, among The Talbots, Inc. as borrower, and The Sakura Bank, Limited, (The "Agreement")



        Pursuant to Section 14(j), we hereby inform you that we received your letter requesting the one year extension of the Revolving Credit Period (as defined in the Agreement), which will expire on January 28, 1998 and that we have accepted your request so that it would expire on January 28, 1999.



                                             Very truly yours,


                                             The Sakura Bank, Limited
                                             New York Branch


                                             By  /s/ Junichiro Ono
                                                 Junichiro Ono
                                                 Vice President


cc      Mr. Natsuki Kaida
        Vice President & Treasurer
        Jusco (U.S.A.), Inc.